                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of Life Bancorp, Inc., a Virginia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on December 16, 1997.


   /s/ JOHN A. ALLISON IV                  /s/ SCOTT E. REED
----------------------------------      ----------------------------------
Name: John A. Allison IV                Name: Scott E. Reed
Title: Chairman of the Board and        Title: Senior Executive Vice President
    Chief Executive Officer             and Chief Financial Officer
    (principal executive officer)       (principal financial officer)
   /s/ SHERRY A. KELLETT                   /s/ PAUL B. BARRINGER
----------------------------------      ----------------------------------
Name: Sherry A. Kellett                 Name: Paul B. Barringer
Title: Executive Vice President         Title: Director
    and Controller
    (principal accounting officer)
   /s/ ALFRED E. CLEVELAND                 /s/ W. R. CUTHBERTSON, JR.
----------------------------------      ----------------------------------
Name: Alfred E. Cleveland               Name: W. R. Cuthbertson, Jr.
Title: Director                         Title: Director
   /s/ RONALD E. DEAL                      /s/ A. J. DOOLEY, SR.
----------------------------------      ----------------------------------
Name: Ronald E. Deal                    Name: A. J. Dooley, Sr.
Title: Director                         Title: Director
   /s/ JOE L. DUDLEY, SR.                  /s/ TOM D. EFIRD
----------------------------------      ----------------------------------
Name: Joe L. Dudley, Sr.                Name: Tom D. Efird
Title: Director                         Title: Director
   /s/ O. WILLIAM FENN, JR.                /s/ PAUL S. GOLDSMITH
----------------------------------      ----------------------------------
Name: O. William Fenn, Jr.              Name: Paul S. Goldsmith
Title: Director                         Title: Director
   /s/ L. VINCENT HACKLEY                  /s/ ERNEST F. HARDEE
----------------------------------      ----------------------------------
Name: L. Vincent Hackley                Name: Ernest F. Hardee
Title: Director                         Title: Director

   /s/ JANE P. HELM                        /s/ RICHARD JANEWAY, M.D.
                                        ----------------------------------
----------------------------------
Name: Jane P. Helm                      Name: Richard Janeway, M.D.
Title: Director                         Title: Director
   /s/ J. ERNEST LATHEM, M.D.              /s/ JAMES H. MAYNARD
----------------------------------      ----------------------------------
Name: J. Ernest Lathem, M.D.            Name: James H. Maynard
Title: Director                         Title: Director
   /s/ JOSEPH A. MCALEER, JR.              /s/ ALBERT O. MCCAULEY
----------------------------------      ----------------------------------
Name: Joseph A. McAleer, Jr.            Name: Albert O. McCauley
Title: Director                         Title: Director
   /s/ DICKSON MCLEAN, JR.                 /s/ CHARLES E. NICHOLS
----------------------------------      ----------------------------------
Name: Dickson McLean, Jr.               Name: Charles E. Nichols
Title: Director                         Title: Director
   /s/ L. GLENN ORR, JR.                   /s/ A. WINNIETT PETERS
----------------------------------      ----------------------------------
Name: L. Glenn Orr, Jr.                 Name: A. Winniett Peters
Title: Director                         Title: Director
   /s/ RICHARD L. PLAYER, JR.              /s/ C. EDWARD PLEASANTS, JR.
----------------------------------      ----------------------------------
Name: Richard L. Player, Jr.            Name: C. Edward Pleasants, Jr.
Title: Director                         Title: Director
   /s/ NIDO R. QUBEIN                      /s/ E. RHONE SASSER
----------------------------------      ----------------------------------
Name: Nido R. Qubein                    Name: E. Rhone Sasser
Title: Director                         Title: Director
   /s/ JACK E. SHAW                        /s/ HAROLD B. WELLS
----------------------------------      ----------------------------------
Name: Jack E. Shaw                      Name: Harold B. Wells
Title: Director                         Title: Director
   /s/ A. TAB WILLIAMS, JR.
----------------------------------
Name: A. Tab Williams, Jr.
Title: Director